UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2021

MEREDITH CORPORATION

(Exact name of registrant as specified in its charter)

Iowa	001-5128	42-0410230
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1716 Locust Street, Des Moines, Iowa	50309-3023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (515) 284-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1	MDP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Agreement and Plan of Merger

On June 2, 2021, Meredith Corporation, an Iowa corporation (the “Company”), Gray Television, Inc., a Georgia corporation (“Parent”), and Gray Hawkeye Stations, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”) entered into Amendment No. 1 (the “Merger Agreement Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 3, 2021, by and among the Company, Parent and Merger Sub, pursuant to which the parties thereto agreed to effect the acquisition of the Company by Parent through the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent (the “Surviving Corporation”), immediately after and subject to the consummation of a distribution by the Company to its shareholders, on a pro rata basis, of the issued and outstanding capital stock of Meredith Holdings Corporation, an Iowa corporation and newly formed wholly owned subsidiary of the Company (“SpinCo”) (which will hold the Company’s national media group and corporate segments), with the Company’s local media group segment remaining with the Company (collectively, the “Spin-Off”).

The Merger Agreement Amendment increases the merger consideration payable to shareholders of the Company. For each share of Common Stock, par value $1.00 per share, of the Company (“Common Stock”) and Class B Common Stock, par value $1.00 per share, of the Company (“Class B Stock”, and together with the Common Stock, the “Company Stock”), other than shares (i) to be canceled in accordance with Section 2.6(a) of the Merger Agreement and (ii) subject to the provisions of Section 2.8 of the Merger Agreement regarding dissenting shares of Class B Stock, shareholders will receive $16.99. Prior to entering into the Merger Agreement Amendment, the merger consideration payable to each shareholder of the Company for each share of Company Stock was $14.51.

In addition, the Merger Agreement Amendment (a) increases the termination fee payable by the Company in connection with the termination of the Merger Agreement under specified circumstances, including termination of the Merger Agreement (i) by Parent if a Triggering Company Event (as defined in the Merger Agreement) has occurred or (ii) by the Company in connection with its entry into a definitive agreement for an acquisition proposal that constitutes a Superior Company Proposal (as defined in the Merger Agreement), from $36 million to $113 million and (b) provides that, in connection with the termination of the Merger Agreement by Parent or the Company as a result of the Company and SpinCo’s failure to consummate the SpinCo Financing or make the SpinCo Cash Payment (each as defined in the Separation and Distribution Agreement, as defined below), a termination fee would be payable by the Company in the amount of $73 million (in lieu of expense reimbursement).

All other material terms of the Merger Agreement, which was previously filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K on May 3, 2021, remain substantially the same.

The foregoing summary description of the Merger Agreement Amendment is subject to and qualified in its entirety by reference to the Merger Agreement Amendment, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference. The representations and warranties contained in the Merger Agreement Amendment were made only for the purposes of the Merger Agreement Amendment as of specific dates, are solely for the benefit of the parties, and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to investors or stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk among the parties to the Merger Agreement Amendment and should not be relied upon as a disclosure of factual information relating to the Company, Parent or Merger Sub. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement Amendment, which subsequent information may or may not be fully reflected in public disclosures.

Amendment to Separation and Distribution Agreement

On June 2, 2021, the Company, Parent and SpinCo entered into Amendment No. 2 (the “SD&A Amendment”) to the Separation and Distribution Agreement (the “Separation and Distribution Agreement”), dated as of May 3, 2021, as amended by Amendment No. 1 dated as of May 18, 2021, by and among the Company, Parent and SpinCo, pursuant to which, subject to the terms and conditions set forth therein, the Spin-Off and related transactions will be consummated and the assets and liabilities of the Company will be allocated between SpinCo and the Company.

The SD&A Amendment modifies the definition of “Target Net Debt Amount” to reflect the increased per share merger consideration reflected in the Merger Agreement Amendment.

Amendment No. 1 previously made immaterial modifications to the definition of “Target Net Debt Amount” to increase the Target Net Debt Amount in the event the Company redeemed certain warrants to purchase Company Stock prior to the Closing and provided Parent’s consent for such potential warrant redemptions. The modified definition of “Target Net Debt Amount” in the SD&A Amendment incorporates that modification so that the SD&A Amendment supersedes Amendment No. 1 with respect to such definition.

All other material terms of the Separation and Distribution Agreement, which was previously filed by the Company as Exhibit 2.2 to the Company’s Current Report on Form 8-K on May 3, 2021, remain substantially the same.

The foregoing summary description of the SD&A Amendment is subject to and qualified in its entirety by reference to the SD&A Amendment, a copy of which is attached hereto as Exhibit 2.2 and the terms of which are incorporated herein by reference. The representations and warranties contained in the SD&A Amendment were made only for the purposes of the SD&A Amendment as of specific dates, are solely for the benefit of the parties, and may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to investors or stockholders, among other limitations. The representations and warranties were made for the purposes of allocating contractual risk among the parties to the SD&A Amendment and should not be relied upon as a disclosure of factual information relating to the Company, Parent or SpinCo. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the SD&A Amendment, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01	Regulation FD Disclosure.

On June 3, 2021, the Company issued a press release announcing entry into the Merger Agreement Amendment and the SD&A Amendment. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section. The information shall not be deemed incorporated by reference into any other filing with the SEC made by the Company, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

2.1	Amendment No. 1 to the Agreement and Plan of Merger, dated as of June 2, 2021, by and among Parent, Merger Sub and the Company.

2.2	Amendment No. 2 to the Separation and Distribution Agreement, dated as of June 2, 2021, by and among Parent, the Company and SpinCo.

99.1	Press Release issued June 3, 2021 by the Company.**

104	Cover Page Interactive Data File (formatted as Inline XBRL)

**	Furnished pursuant to Item 7.01 of Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits attached hereto contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Forward-looking statements can be identified by words such as may, should, expects, provides, anticipates, assumes, can, will, meets, could, likely, intends, might, predicts, seeks, would, believes, estimates, plans, continues, guidance or outlook, or variations of these words or similar expressions. Actual results may differ materially from those currently anticipated.

Statements in this Current Report on Form 8-K and the Exhibits attached hereto regarding the Company, Parent, and SpinCo that are forward-looking, including projections as to the anticipated benefits of the proposed transactions, the methods that will be used to finance the transactions, the impact of the transactions on anticipated financial results, the synergies from the proposed transactions, and the closing date for the proposed transactions, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the control of the Company, Parent, and SpinCo. In particular, projected financial information for the Surviving Corporation and SpinCo is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of the Company or Parent. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transactions; the risk that a condition to closing of the proposed transactions may not be satisfied and the transactions may not close; the risk that a regulatory approval that may be required for the proposed transactions is delayed, is not obtained or is obtained subject to conditions that are not anticipated; management’s ability to separate the national media business into an independent publicly-traded company; the diversion of management time on transaction-related issues; change in national and regional economic conditions; pricing fluctuations in advertising; changes in paper and postage prices; reliance on printing suppliers; changes in magazine circulation sales; industry consolidation; technological developments; and major world news events.

For more discussion of important risk factors that may materially affect the Company, Parent and SpinCo, please see the risk factors contained in Parent’s Annual Report on Form 10-K for its fiscal year ended December 31, 2020 and the Company’s Annual Report on Form 10-K for its fiscal year ended June 30, 2020, both of which are on file with the SEC. You should also read Parent’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, which are also on file with the SEC.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of the Company, Parent, SpinCo or the Surviving Corporation. None of the Company, Parent, SpinCo or the Surviving Corporation assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Additional Information and Where to Find It

This communication is not a solicitation of a proxy from any shareholder of the Company. In connection with the Merger and Spin-Off, the Company intends to file relevant materials with the SEC, including a proxy statement. In addition, SpinCo intends to file a registration statement on Form 10 with respect to its common stock. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SPINCO, PARENT, MERGER AND SPIN-OFF. The proxy statement and Form 10, and other relevant materials (when they become available), and any other documents filed by the Company, SpinCo and Parent with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. The documents filed by the Company may also be obtained for free from the Company’s Investor Relations web site (http://ir.meredith.com) or by directing a request to the Company’s Shareholder/Financial Analyst contact, Mike Lovell, Executive Director Corporate Communications, at 515-284-3622.

Participants in the Solicitation

The Company and Parent and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the Merger and Spin-Off. Information about Parent’s directors and executive officers is available in Parent’s definitive proxy statement, dated March 25, 2021, for its 2021 annual meeting of shareholders. Information about the Company’s directors and executive officers is available in the Company’s definitive proxy statement, dated September 25, 2020, for its 2020 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and Form 10 registration statement regarding the Merger and Spin-Off that the Company will file with the SEC when it becomes available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MEREDITH CORPORATION

/s/ Jason Frierott
Jason Frierott
Chief Financial Officer

Date: June 3, 2021